SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

                          DREW INDUSTRIES INCORPORATED

Delaware                                 0-13646                      13-3250533
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

               200 Mamaroneck Avenue, White Plains, New York         10601
                  (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (914) 428-9098

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      c)    Exhibits

            99.1  Press Release dated October 27, 2003

Item 9. Regulation FD Disclosure

      This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Drew Industries Incorporated, dated October 27, 2003, reporting Drew Industries Incorporated's financial results for the third quarter and year-to-date 2003.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DREW Industries Incorporated

                                           (Registrant)


                                           By: /s/ Fredric M. Zinn
                                               -----------------------
                                               Fredric M. Zinn
                                               Executive Vice President and
                                               Chief Financial Officer

Dated: October 27, 2003


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